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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       SEPTEMBER 10, 2004
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                              MOLDFLOW CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   000-30027                              04-3406763
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           (Commission File Number)            (IRS Employer Identification No.)


 430 BOSTON POST ROAD, WAYLAND, MASSACHUSETTS               01778
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   (Address of Principal Executive Offices)               (Zip Code)

                                  508-358-5848
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Mr. Marc Dulude, Chairman of the Board of Directors of Moldflow Corporation, has informed the Board of Directors that he intends to retire from the Board effective on November 18, 2004, the scheduled date for the 2004 Annual Meeting of Stockholders. Mr. Dulude, as a Class II director, would have been eligible to be nominated to stand for re-election at the Annual Meeting. Mr. Dulude, the former President and CEO of Moldflow Corporation, resigned from that position in June 2002 and joined Ampersand Ventures as a partner in November 2002. Ampersand Ventures, an early stage investor in Moldflow Corporation, is no longer a shareholder of Moldflow.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOLDFLOW CORPORATION

Date: September 15, 2004            By:     /s/ Suzanne E. MacCormack
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                                    Name:   Suzanne E. MacCormack
                                    Title:  Executive Vice President and Chief
                                            Financial Officer